Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of August 13, 2015

among

SANDRIDGE ENERGY, INC.,

as the Borrower,

ROYAL BANK OF CANADA,

as the Administrative Agent for the Lenders,

and

THE LENDERS PARTY HERETO

CAPITAL ONE, NATIONAL ASSOCIATION, CITIZENS BANK, N.A.,

NATIXIS, NEW YORK BRANCH, SUNTRUST BANK and

UBS SECURITIES LLC,

Documentation Agents

RBC CAPITAL MARKETS1,

BARCLAYS BANK PLC

and

MORGAN STANLEY SENIOR FUNDING, INC.,

Joint Lead Arrangers and Joint Book Managers

[1]	RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

1

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of August [●], 2015 is among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of June 10, 2015 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested, and the Administrative Agent and the Majority Lenders party hereto have agreed, to make certain changes to the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement. Upon and after the execution of this First Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Definitions.

2.1.1 The definition of “Consolidated Net Income” is hereby amended and restated in its entirety as follows:

“Consolidated Net Income” means, for any period, the net income (or loss) of Borrower and its Consolidated Restricted Subsidiaries for such period determined in accordance with GAAP, provided that the following shall be excluded in calculating Consolidated Net Income and Consolidated EBITDA: (i) any extraordinary items of gain or loss, (ii) any gain or loss from the sale of assets other than in the ordinary course of business, (iii) any non-cash income, gains, losses or charges resulting from the requirements of SFAS 133 or 143, (iv) the net income (or loss) of any Royalty Trust, any master limited partnership or any person accounted for on the equity method, except to the extent of cash distributions received by the Borrower or a Consolidated Restricted Subsidiary for such period and (v) any income attributable to cancellation or early extinguishment of any Indebtedness of Borrower or a Consolidated Restricted Subsidiary.

2.1.2 The definition of “Permitted Refinancing” is hereby amended by deleting the word “maturity,” from clause (ii) thereof.

2.2 Amendment to Section 7.02. Section 7.02 is hereby amended by (i) deleting the word “and” at the end of clause (p) thereof, (ii) adding the word “and” at the end of clause (q) thereof and (iii) adding the following clause (r) after clause (q) thereof:

“(r) Investments expressly permitted by Section 7.15(a)(v).”

2.3 Amendment to Section 7.15(a). Section 7.15(a) is hereby amended and restated in its entirety as follows:

(a) Optionally prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that mandatory payments of principal and interest shall be permitted to the extent permitted by the applicable provisions of the intercreditor agreement applicable thereto; provided that no such mandatory payments shall be made using any funds or proceeds that may otherwise be reinvested by the Borrower), any Principal Debt Obligations or any other Indebtedness permitted under Section 7.03(c) or Section 7.03(l) (collectively, “Restricted Debt”) or make any payment in violation of any terms of any Restricted Debt Documentation, except (i) with the proceeds of, or in exchange for, any Refinancing Indebtedness in respect thereof, (ii) the conversion of any Restricted Debt to Equity Interests (other than Disqualified Stock) of the Borrower, (iii) the redemption of any Restricted Debt with the Net Cash Proceeds of any offering of Equity Interests (other than Disqualified Stock) of the Borrower, (iv) subject to the satisfaction of the Available Amount Conditions, other prepayments, redemptions, purchases, defeasances and other payments in respect of Restricted Debt in an amount not to exceed the Available Amount at such time and (v) the redemption or purchase of Existing Notes for cash consideration in an aggregate amount not to exceed $200,000,000, subject to the satisfaction of the following conditions both before and after giving effect to such open market purchases: (A) the sum of the Available Borrowing Base plus unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries is not less than $500,000,000 and (B) the proceeds of Committed Loans are not used, directly or indirectly, to finance such open market purchases.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (such date, the “Amendment Effective Date”):

3.1 The Administrative Agent shall have received from (a) the Borrower and (b) Lenders sufficient to constitute the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 The representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or if such representation or warranty is qualified by materiality or reference to

2

Material Adverse Effect, such representation or warranty shall be true and correct in all respects) on and as of the date hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects(or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects) as of such earlier date and the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Credit Agreement.

3.4 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the Loan Parties hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall continue to be true and correct, in all material respects (or if such representation or warranty is qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects), as of such earlier date and the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Credit Agreement.

4.3 No Waiver; Loan Document. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION

3

HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS FIRST AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

4

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	SANDRIDGE ENERGY, INC.

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President and General Counsel

GUARANTORS:	SANDRIDGE OPERATING COMPANY

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President and General Counsel

INTEGRA ENERGY, L.L.C.

	By:	SANDRIDGE EXPLORATION AND PRODUCTION, LLC, managing member

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President and General Counsel

LARIAT SERVICES, INC.

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President and General Counsel

SANDRIDGE HOLDINGS, INC.

	By:	/s/ Philip T. Warman
	Name:	Philip T. Warman
	Title:	Senior Vice President and General Counsel

[Signature Page to First Amendment]

SANDRIDGE GATHERING LLC

By:	/s/ Philip T. Warman
Name:	Philip T. Warman
Title:	Senior Vice President and General Counsel

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as the Administrative Agent

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

[Signature Page to First Amendment]

LENDERS:	ROYAL BANK OF CANADA, individually as a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

[Signature Page to First Amendment]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director, Banking Products Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

[Signature Page to First Amendment]

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

[Signature Page to First Amendment]

NATIXIS, NEW YORK BRANCH., as a Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

[Signature Page to First Amendment]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[Signature Page to First Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

[Signature Page to First Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to First Amendment]

NEXTERA ENERGY POWER MARKETING, LLC, as a Lender

By:	/s/ Michael C. Toal
Name:	Michael C. Toal
Title:	Vice President
Nextera Energy Power Marketing, LLC

[Signature Page to First Amendment]

Morgan Stanley Senior Funding, Inc., individually as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

[Signature Page to First Amendment]

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Byron den Hertog
Name:	Byron den Hertog
Title:	Division Director

By:	/s/ Nathan Booker
Name:	Nathan Booker
Title:	Division Director

[Signature Page to First Amendment]